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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 16, 2003


                       NOMURA ASSET ACCEPTANCE CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Delaware                   333-48481                 35-3672336
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(STATE OR OTHER JURISDICTION        (COMMISSION             (I.R.S. EMPLOYER
     OF INCORPORATION)              FILE NUMBER)           IDENTIFICATION NO.)

Two World Financial
Center, Building B,
21st Floor, New York,
New York                                                    10281
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    (ADDRESS OF PRINCIPAL                                (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 667-9300.

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                                       -2-

Item 5.  OTHER EVENTS.

                  On or about April 29, 2003, the Registrant will cause the issuance and sale of approximately $194,763,000 initial principal amount of Nomura Asset Acceptance Corp., Mortgage Pass-Through Certificates, Series 2003-A1 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of April 1, 2003, between the Registrant as depositor, JPMorgan Chase Bank as trustee, and Option One Mortgage Corporation, as servicer.

                  In connection with the sale and the Series 2003-A1, Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Nomura Securities International, Inc. (the "Underwriter"), that the Underwriter has furnished to prospective investors certain computational materials (the "Computational Materials") and collateral term sheets (the "Collateral Term Sheets") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-48481, which Computational Materials and Collateral Term Sheets are being filed as an exhibit to this report.

                  The Computational Materials and Collateral Term Sheets have been provided by the Underwriter. The information in the Computational Materials and Collateral Term Sheets are preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials and Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials and Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials and Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials and Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials and Collateral Term Sheets, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.


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                                       -3-

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) FINANCIAL STATEMENTS.

                  Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS

                        ITEM 601(a) OF
                        REGULATION S-K
      EXHIBIT NO.        EXHIBIT NO.         DESCRIPTION
      -----------        -----------         -----------
           1                  99             Computational Materials and
                                             Collateral Term Sheets prepared by
                                             Nomura Securities International,
                                             Inc. in connection with Nomura
                                             Asset Acceptance Corporation,
                                             Mortgage Pass-Through Certificates,
                                             Series 2003-A1 (filed in paper
                                             pursuant to the automatic SEC
                                             exemption pursuant to Release
                                             33-7427, August 7, 1997).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 17, 2003

                                         NOMURA ASSET ACCEPTANCE
                                         CORPORATION

                                         By: /s/  Jay Gracin
                                            --------------------------
                                         Name:    Jay Gracin
                                         Title:   Assistant Secretary

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                                  EXHIBIT INDEX

                    Item 601(a) of      Sequentially
                    Regulation S-K      Numbered
Exhibit Number      Exhibit No.         Description                     Page
--------------      -----------         -----------                     ----
1                   99                  Computational                   Filed
                                        Materials and                   Manually
                                        Collateral Term Sheets